Exhibit 10.02
                            JOINDER OF CLASS B
                          STOCKHOLDERS' AGREEMENT

          JOINDER TO CLASS B STOCKHOLDERS' AGREEMENT (the "Joinder") made as of the 11th day of May, 1988 by and among
JOHN J. RIGAS ("JJR"),           DORELLENIC, a Pennsylvania partnership,
MICHAEL J. RIGAS, TIMOTHY J. RIGAS, JAMES P. RIGAS, ELLEN K. RIGAS AND DANIEL
R. MILLIARD and ADELPHIA COMMUNICATIONS CORPORATION, a Delaware corporation;

                                WITNESSETH:

          WHEREAS, Ellen K. Rigas, together with certain of the undersigned, will receive shares, or additional shares, of Class B Common Stock of Adelphia Communications Corporation (the "Company") in exchange for their capital stock and partnership interests in certain corporations and partnerships to be acquired by the Company pursuant to a certain Transfer Agreement for Stock and Partnership Interests dated as of May 10, 1988;

          WHEREAS, it would therefore be appropriate for Ellen K. Rigas to join in that certain Class B Stockholders' Agreement dated as of July 1, 1986 by and among the other parties hereto (the "Stockholders' Agreement"),

          NOW THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound hereby, it is hereby agreed that the terms "Stockholder" or "Stockholders" as used in all portions of the Stockholders' Agreement other than paragraph B of the "Whereas" clauses recited on the first page thereof shall include, from and including the date hereof, Ellen K. Rigas in addition to those persons included in the definition in said agreement.

          This Joinder may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the day and year first above written.


Witness:
/s/ Deborah A. Echement         /s/ John J. Rigas
                                   John J.Rigas



Witness:                        DORELLENIC, a Pennsylvania
                                     partnership
/s/ Deborah A. Echement         By:/s/ Timothy J. Rigas
                                      Timothy J. Rigas
                                      Authorized Partner
Witness:
/s/ Deborah A. Echement         /s/ Michael J. Rigas
                                   Michael J. Rigas



Witness:
/s/ Deborah A. Echement         /s/ Timothy J. Rigas
                                   Timothy J. Rigas



Witness:
/s/ Deborah A. Echement         /s/ James P. Rigas
                                   James P. Rigas



Witness:
/s/ Deborah A. Echement         /s/ Ellen K. Rigas
                                   Ellen K. Rigas



Witness:
/s/ Deborah A. Echement         /s/ Daniel R. Milliard
                                   Daniel R. Milliard


Attest:                         ADELPIA COMMUNICATIONS
                                  CORPORATION

/s/ Daniel R. Milliard          By:/s/ John J. Rigas
   Secretary                          John J. Rigas, President


[Corporate Seal]